UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 31, 2012

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-11263725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06. Material Impairments

In its Form 10-K for the year ended December 31, 2011 and in subsequent periodic filings with the Securities and Exchange Commission, The AES Corporation (“AES” or the “Company”) disclosed that it had recorded substantial goodwill of $2.6 billion in connection with its acquisition of DPL Inc. (“DPL”) and that as a result of market conditions and other factors, there was a risk that the goodwill could be subject to impairment. On October 31, 2012, the Company concluded that it will recognize an estimated non-cash impairment charge related to the goodwill at DPL Inc. in the range of approximately $1.7 billion to $2.0 billion. The non-cash impairment charge will not impact the Company’s cash flows or cash balances and is not expected to result in any material future cash expenditures. The non-cash impairment charge represents the Company’s best estimate of the impairment range based on the latest information available and the results of the preliminary interim impairment test of goodwill and will be recognized as of September 30, 2012 in accordance with U.S. generally accepted accounting principles. Management expects to conclude the interim impairment test of goodwill and finalize the estimation of the non-cash impairment charge with the submission of its December 31, 2012 Form 10-K.

On October 5, 2012, The Dayton Power and Light Company (“DP&L”), DPL’s wholly-owned regulated utility in Ohio, filed for approval an Electric Security Plan (“ESP”) with the Public Utilities Commission of Ohio which reflects a shift in our outlook of the regulatory environment. Within the ESP filing, DP&L has agreed to request a separation of its generation assets from its transmission and distribution assets in recognition that a restructuring of DP&L operations will be necessary, in compliance with Ohio law. Also, during 2012, North American natural gas prices fell significantly from the previous year, exerting downward pressure on wholesale electricity prices in the Ohio power market. Falling power prices compressed wholesale margins at DP&L. Furthermore, these lower power prices have led to increased customer switching from DP&L to other competitive retail electric service (“CRES”) providers, who are offering retail prices lower than DP&L’s current standard service offer. Also, several municipalities in DP&L’s service territory have passed ordinances allowing them to become government aggregators and some municipalities have contracted with CRES providers, further contributing to the switching trend. Combined, these new developments have reduced DP&L’s forecasted profitability, operating cash flows, liquidity and may impact DPL and DP&L’s ability to access the capital markets and maintain their respective current credit ratings in the future. Collectively, in the third quarter of 2012, these events were considered an interim impairment indicator for DPL’s goodwill.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2012, Edward Hall advised the Company that he will depart his position as Executive Vice-President and Chief Operating Officer of the Company. In connection with his departure, and subject to certain conditions, the Company may provide Mr. Hall with the compensation set forth under Article IV and Appendix B—Executive Benefit Schedule of the Company’s Amended and Restated Executive Severance Plan dated August 1, 2012 (the “Plan”). A copy of the Plan is filed as Exhibit 10.2 of the Company’s Form 10-Q for the quarter ended June 30, 2012 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The impairment charge described in Item 2.06 was not included in the Company’s diluted earnings per share guidance for 2012. The impact of the impairment charge is expected to be in the range of approximately $2.24 to $2.64 per share. The impairment charge does not affect previously issued adjusted EPS or cash flow guidance. The Company reaffirmed its 2012 cash flow and Adjusted EPS guidance at the low end of the range, as previously disclosed in August 6, 2012, based on foreign exchange and commodity prices as of September 30, 2012. The Company continues to review its results for the quarter ended September 30, 2012 and its business outlook for 2013 and beyond, and will provide further updates on its third quarter earnings call in November. Going forward, the Company intends to discontinue presentation of guidance for diluted earnings per share as this guidance cannot be provided without unreasonable effort, however, the Company will continue to provide Adjusted EPS and cash flow guidance.

This information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such filing.

Safe Harbor Disclosure

This news release contains forward-looking statements within the meaning of the Securities Act and of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, those related to future earnings, growth and financial and operating performance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, our accurate projections of future interest rates, commodity price and foreign currency pricing, continued normal levels of operating performance and electricity volume at our distribution companies and operational performance at our generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth investments at normalized investment levels and rates of return consistent with prior experience.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’ filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in AES’ 2011 Annual Report on Form 10-K and subsequent SEC reports. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any stockholder who desires a copy of the Company’s 2011 Annual Report on Form 10-K dated on or about February 24, 2012 with the SEC may obtain a copy (excluding Exhibits) without charge by addressing a request to the Office of the Corporate Secretary, The AES Corporation, 4300 Wilson Boulevard, Arlington, Virginia 22203. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. A copy of the Form 10-K may also be obtained by visiting the Company’s website at www.aes.com.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by The AES Corporation, dated November 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: November 1, 2012	By:	/s/ Thomas M. O’Flynn
	Name:	Thomas M. O’Flynn
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release issued by The AES Corporation, dated November 1, 2012.